ARISTAR, INC.

                              OFFICERS' CERTIFICATE

         Pursuant to Section 301 of the Indenture dated as of October 1, 1997 (the "Indenture"), between Aristar, Inc. (the "Company"), and First Union National Bank, as Trustee (the "Trustee"), relating to the Company's Senior Debt Securities (the "Senior Debt Securities"), including a series of such senior debt securities designated "5.85% Senior Notes due 2004" (the "Notes"), the undersigned hereby certify that the form and terms of the Notes were established by action taken pursuant to a Board Resolution (as such term is defined in the Indenture) by the written consent of the sole member of the pricing committee of the board of directors of the Company dated as of January 22, 1999 (a copy of which Board Resolution is attached hereto and incorporated 979733051herein), and that such form included the following terms:

         1.       the title of the Notes is "5.85% Senior Notes due 2004";

         2.       the aggregate principal amount of the Notes is $200,000,000;

         3. the principal of the Notes shall, except as otherwise provided in the Indenture, mature on January 27, 2004;

         4. the Notes will bear interest at the rate of 5.85% per annum from January 27, 1999, or from the most recent interest payment date to which interest has been paid or duly provided for; the interest payment dates on which such interest shall be payable shall be January 27 and July 27 in each year commencing July 27, 1999, and the regular record dates for the payment of interest on any interest payment date shall be (in each case whether or not a business day) the January 12 or July 12, as the case may be, next preceding such interest payment date;

         5. the corporate trust office of First Union National Bank in the Borough of Manhattan, The City of New York, shall be the office or agency of the Company at which principal of and premium, if any, and interest on the Notes shall be payable;

         6.       the Notes are not redeemable prior to maturity;

         7. the Notes will be issued in fully registered form only, without coupons, and in denominations of $1,000 and any larger amount that is an integral multiple of $1,000;

         8. the indebtedness represented by the Notes may be satisfied and discharged by the Company at any time upon compliance with the provisions of Section 403 of the Indenture; and

         9. the Notes shall initially be issued in the form of one or more global securities and deposited with or on behalf of The Depository Trust Company; interests in Notes issued in global form may not be exchanged, in whole or in part, for the individual securities represented thereby, except as provided in the Indenture and except that the Company may at any time and in its sole discretion determine not to have any of the Notes represented by one or more global securities and, in such event, will issue individual certificated notes in exchange for such global securities.

         Pursuant to Section 102 of the Indenture, the undersigned hereby certify that all conditions precedent set forth in the Indenture (including any covenants compliance with which constitutes a condition precedent) that relate to the authentication and delivery of $200,000,000 in aggregate principal amount of the Notes have been complied with.

         The undersigned have read the conditions of the Indenture (including the covenants compliance with which constitutes a condition precedent), and the definitions therein relating thereto, relating to the authentication and delivery of the Notes and the requirements for an officers' certificate set forth in Section 102 thereof; they have examined the other provisions of the Indenture and the documents accompanying this certificate that comprise with this certificate an application for the authentication and delivery of the Notes; they are informed of matters relevant to the statements and opinions contained in this certificate through personal knowledge or examination of records of the Company or reports or information furnished to them by the officers or employees of the Company having knowledge of the relevant facts; they have conferred with counsel with respect to the foregoing; and the statements and opinions contained in this certificate are based on such knowledge, examination and investigation.

         In their opinions, they have made such examinations or investigations as are necessary to enable them to express informed opinions as to whether or not such conditions and covenants related to the authentication and delivery of the Notes requested in such application to be authenticated and delivered have been complied with; and, in their opinions, such conditions and covenants have been complied with.

         This Officers' Certificate replaces the original Officers' Certificate dated January 22, 1999. The sole purpose of this Officers' Certificate is to correct a typographical error in the original Officers' Certificate with regard to the first interest payment date on which interest shall be payable on the Notes.

         IN WITNESS WHEREOF, this certificate shall be effective as of the 22nd day of January, 1999.

                                               /s/ Marangal I. Domingo
                                               --------------------------------
                                               MARANGAL I. DOMINGO
                                               Senior Vice President


                                               /s/ Fay L. Chapman
                                               --------------------------------
                                               FAY L. CHAPMAN
                                               Executive Vice President
                                               and Assistant Secretary